           As filed with the Securities and Exchange Commission on May 21, 2001
                                                    Registration No. 333-_______

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                   ----------

                           CIPHERGEN BIOSYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                   ----------

           DELAWARE                                          33-059-5156
(STATE OR OTHER JURISDICTION OF                            (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                          IDENTIFICATION NUMBER)

                              6611 DUMBARTON CIRCLE
                                FREMONT, CA 94555
                                 (510) 505-2100

    (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                  OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                   ----------

                                 2000 STOCK PLAN
                            (FULL TITLE OF THE PLANS)

                                   ----------

                                 WILLIAM E. RICH
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                           CIPHERGEN BIOSYSTEMS, INC.
                              6611 DUMBARTON CIRCLE
                                FREMONT, CA 94555
                                 (510) 505-2100

            (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                   ----------

                                   COPIES TO:
                              MICHAEL J. O'DONNELL
                        WILSON SONSINI GOODRICH & ROSATI
                            PROFESSIONAL CORPORATION
                               650 PAGE MILL ROAD
                               PALO ALTO, CA 94304
                                 (650) 493-9300

                                   ----------

                         CALCULATION OF REGISTRATION FEE

===================================================================================================================================
                                                                          PROPOSED
                                                                           MAXIMUM               PROPOSED
                                                    AMOUNT                OFFERING                MAXIMUM
   TITLE OF EACH CLASS OF SECURITIES TO             TO BE                   PRICE                AGGREGATE             AMOUNT OF
              BE REGISTERED                       REGISTERED              PER SHARE           OFFERING PRICE       REGISTRATION FEE
-----------------------------------------------------------------------------------------------------------------------------------
2000 Stock Plan
Common Stock,  $0.001 par value
(currently outstanding options)(1)............     325,000                 $ 5.39               $ 1,751,750             $ 438
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL REGISTRATION FEES                                                                                                 $ 438
===================================================================================================================================

(1) The Proposed Maximum Offering Price Per Share has been estimated in accordance with Rule 457(h) under the Securities Act of 1933 as to the 325,000 shares of Common Stock authorized for issuance pursuant to the 2000 Stock Plan solely for the purpose of calculating the registration fee. No options have been granted with respect to such shares. The computation is based upon the average of the high and low price of the Common Stock as reported on the Nasdaq National Market on May 17, 2001, because the price at which the options to be granted in the future may be exercised is not currently determinable.

================================================================================

                           CIPHERGEN BIOSYSTEMS, INC.
                       REGISTRATION STATEMENT ON FORM S-8

                                EXPLANATORY NOTE

      The contents of the Registration Statement No. 333-53530 on Form S-8 as filed with the Securities and Exchange Commission (the "Commission") on January 11, 2001 are hereby incorporated herein by reference to the extent not replaced hereby.

      The purpose of this Form S-8 is to register an additional 325,000 shares of Common Stock of Ciphergen Biosystems, Inc. (the "Registrant") that are available for issuance under the 2000 Stock Plan, as amended (the "Plan"), to reflect an additional 325,000 shares authorized for issuance under the Plan by the Registrant's Board of Directors.

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INFORMATION INCORPORATED BY REFERENCE.

      The following documents and information previously filed with the Securities and Exchange Commission are hereby incorporated herein by reference:

      (a) The Registrant's Annual Report filed on Form 10-K (File No. 000-31617) for the fiscal year ended December 31, 2000 as filed with the Commission on April 2, 2001 under the Securities Exchange Act of 1934 (the "Exchange Act").

      (b) The Registrant's Quarterly Report on Form 10-Q (File No. 000-31617) for the fiscal quarter ended March 31, 2001 as filed with the Commission on May 15, 2001 under the Exchange Act.

      (c) The Registrant's Registration Statement on Form S-1 (File No. 333-32812) as amended, filed pursuant to the Securities Act of 1933, as amended (the "Securities Act"), relating to the Registrant's initial public offering of its Common Stock.

      (d) The Registrant's Registration Statement on Form S-8 (File No. 333-53530), filed pursuant to the Securities Act on January 11, 2001.

      (e) The Registrant's proxy statement for the 2001 Annual Meeting.

      (f) The description of the Common Stock of the Registrant that is contained in the Registration Statement on Form 8-A filed pursuant to
          Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act") on September 22, 2000.

      (g) All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the filing of this Registration Statement and prior to the filing of a post-effective amendment that indicates that all securities offered have been sold or that deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents.

ITEM 8. EXHIBITS.

      The Exhibits listed on the accompanying Index to Exhibits are filed as part hereof, or incorporated by reference into this Registration Statement. (See
Exhibit Index below).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Fremont, State of California on May 17, 2001.

                                      CIPHERGEN BIOSYSTEMS, INC.

                                      By: /s/ WILLIAM E. RICH, PH.D.
                                          --------------------------------------
                                          William E. Rich, Ph.D.
                                          President and Chief Executive Officer

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints William E. Rich and Matthew J. Hogan, jointly and severally, his or her attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

                      SIGNATURE                                        TITLE                            DATE
-------------------------------------------------      -------------------------------------        ------------
               /s/ WILLIAM E. RICH                     President and Chief Executive Officer        May 17, 2001
-------------------------------------------------      (Principal Executive Officer)
                   William E. Rich

               /s/ MATTHEW J. HOGAN                    Vice President and Chief Financial           May 17, 2001
-------------------------------------------------      Officer (Principal Financial Officer)
                   Matthew J. Hogan

              /s/ DANIEL M. CASERZA                    Corporate Controller (Principal              May 17, 2001
-------------------------------------------------      Accounting Officer)
                  Daniel M. Caserza

                /s/ JOHN A. YOUNG                      Director                                     May 17, 2001
-------------------------------------------------
                    John A. Young

            /s/ MICHAEL J. CALLAGHAN                   Director                                     May 17, 2001
-------------------------------------------------
                Michael J. Callaghan

               /s/ BARBARA DALTON                      Director                                     May 17, 2001
-------------------------------------------------
                   Barbara Dalton

             /s/ JEAN-FRANCOIS FORMELA                 Director                                     May 17, 2001
-------------------------------------------------
                 Jean-Francois Formela

               /s/ WILLIAM R. GREEN                    Director                                     May 16, 2001
-------------------------------------------------
                   William R. Green

               /s/ JAMES L. RATHMANN                   Director                                     May 17, 2001
-------------------------------------------------
                   James L. Rathmann

                  /s/ DANIEL VAPNEK                    Director                                     May 17, 2001
-------------------------------------------------
                    Daniel Vapnek

                                INDEX TO EXHIBITS

    EXHIBIT NUMBER                                    EXHIBIT DOCUMENT
----------------------  ----------------------------------------------------------------------------
          3.1           Amended and Restated Certificate of Incorporation of Registrant
                        (incorporated by reference to Exhibit 3.2 of Registrant's Registration
                        Statement on Form S-1, File No. 333-32812 (the "Form S-1"))

          3.2           Bylaws of Registrant (incorporated by reference to Exhibit 3.4 of the
                        Form S-1)

          5.1           Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, as to
                        the legality of securities being registered

         10.1           1993 Stock Option Plan (incorporated by reference to Exhibit 10.3 of the
                        Form S-1)

         10.2           2000 Stock Plan (incorporated by reference to Exhibit 10.5 of the Form S-1)

         10.6           2000 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.6 of the Form S-1)

         23.1           Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation
                        (contained in Exhibit 5.1 hereto)

         23.2           Consent of PricewaterhouseCoopers LLP, Independent Accountants

         24.1           Power of Attorney (see page II-3)